UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 Amendment No. 4
                                       to
                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2001



               Florida              0-25657                65-0877741
-----------------------------     -------------         -----------------------
(State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)               file number)          Identification No.)


3 Main Street
Oakridge, TN                                                    37830
------------------------------------------                  ---------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (423) 482-8480


Copy of Communications to:

                                   Mintmire & Associates
                                   265 Sunrise Avenue, Suite 204
                                   Palm Beach, FL 33480
                                   Phone:(561) 832-5696
                                   Facsimile:(561) 659-5371

     This Form 8-K/A amends the Form 8-K filed on March 21, 2000 by Diversified Product Inspections, Inc. f/k/a Shoe Krazy, Inc., a Florida corporation (the "Company") as well as the subsequent Current Reports on Form 8-K filed May 22, 2000 and May 26, 2000. The purpose of this amendment to Form 8-K is to inform the Securities and Exchange Commission ("SEC") and the public that the reverse acquisition described in the previous reports on Form 8K has been rescinded and terminated and is considered by the parties to be void ab initio.

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

     A reverse acquisition was previously reported on Form 8K on March 21, 2000, which described the terms and conditions of a Stock Exchange Agreement dated March 13, 2000 between the Company and Diversified Product Investigations, Inc., f/k/a Diversified Product Inspections, Inc., a Florida corporation ("DPI"), which provided for the exchange of one hundred percent (100%) of the issued and outstanding stock of DPI for shares of the Company, such that DPI would become a wholly-owned subsidiary of the Company.

     DPI and the Company have agreed that there was a failure of consideration on the part of one (1) or both of the parties to the Agreement. DPI and the Company have agreed that it is in the best interest of both parties to void, cancel and terminate the Agreement ab initio and to release any claims DPI has against the Company as well as any claims that the Company has against DPI in consideration of such release.

     The Company shall continue in the same line of business as DPI (determination of the origin and cause of property damages and the identification of the defective product which caused such loss), although it anticipates that it will operate in a different competitive environment than DPI.

ITEM 2. ACQUISITION AND DISPOSITION OF ASSETS

         The Company previously reported a share exchange by and with DPI and DPI's shareholders. Pursuant to the terms of the Agreement, one hundred percent (100%) of the stock of DPI was to be exchanged for shares of the Company.

     For the reasons outline above, the parties have agreed that the shares will not be exchanged. The parties will therefore return to substantially the same positions ab initio.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Based on the fact of the recission of the Agreement as described herein, the Company will utilize the services of its original accountants, Dorra, Shaw, & Dugan. DPI will continue to utilize the services of Coulter & Justus P.C.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     In connection with the Consent to Void, Cancel and Terminate Stock Exchange Agreement, the current officers and directors of the Company will resign. No letter describing a disagreement with the Registrant has been received by the Company.

     The Company's sole officer and director prior to the Agreement, Rodney Ford, has agreed to serve as the Company's sole officer and director after the recission until the next annual meeting of the shareholders, or until a successor has been elected.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)                        Exhibits

Exhibit No.                Description
----------------------------------------------------------------------

3(i).1   [1]      Articles of Incorporation filed October 17, 1994

3(i).2   [1]      Articles of Amendment filed December 15, 1998.

3(i).3   [3]      Articles of Amendment changing the Company name from Shoe Krazy, Inc. to
                  Diversified Product Inspections, Inc. filed May 19, 2000.

3(i).4   [3]      Articles of Amendment changing the name of the Company's subsidiary from
                  Diversified Product Inspections, Inc. to Diversified Product Investigations, Inc. filed
                  May 19, 2000.

3(ii).1  [1]      By-laws.

4.1      [2]      Share Exchange Agreement between the Company, Diversified Product Inspections,
                  Inc. and the holders of 100% of the Common Stock of Diversified Product
                  Inspections, Inc. dated March 13, 2000.

4.2      [4]      Common Stock Purchase Agreement with Thomson Kernaghan & Co., Ltd., as
                  Agent dated July 2000.

4.3      [4]      Registration Rights Agreement with Thomson Kernaghan & Co., Ltd. dated July
                  2000.

4.4      [4]      Agent's Warrant in favor of Thomson Kernaghan & Co., Ltd. dated July 2000.

4.5      [4]      Purchaser's Warrant in favor of Thomson Kernaghan & Co., Ltd. dated July 2000.

4.6      [5]      Form of Private Placement offering dated August 1, 2000.

10.1     [4]      Employment Agreement between the Company and Dean Madden dated September
                  23, 2000.

10.2     [4]      Conversion by John Van Zyll of unpaid salary to shares of the Company's Common
                  Stock.

10.3     [4]      Conversion by Marvin Stacy of unpaid salary to shares of the Company's Common
                  Stock.

10.4     [4]      Conversion by Ann Furlong of unpaid salary to shares of the Company's Common
                  Stock.

16.1     [6]      Letter on change of certifying accountant pursuant to Regulation SK Section
                  304(a)(3) [1]

16.2     [6]      Letter dated January 29, 2001 from Frank L. Sassetti & Co.

99.1     *        Agreement to Void, Cancel and Terminate Stock Exchange Agreement.
-----------------------------------

[1] Incorporated herein by reference to the Company's Registration Statement on Form 10-SB filed March 29, 1999.

[2] Incorporated herein by reference to the Company's Current Report on Form 8K filed March 21, 2000.

[3] Incorporated herein by reference to the Company's Quarterly Report for the quarter ended March 30, 2000 on Form 10 QSB filed May 22, 2000.

[4] Incorporated herein by reference to the Company's Quarterly Report for the quarter ended September 30, 2000 on Form 10 QSB filed November 20, 2000.

[5] Incorporated herein by reference to the Company's First Amended Quarterly Report for the quarter ended September 30, 2000 on Form 10 QSB filed November 22, 2000.

[6] Incorporated herein by reference to the Company's Current Report on Form 8K filed February 5, 2001.

*    Filed herewith

(b) The Company filed a report on Form 8K on March 21, 2000 in connection with the Company's acquisition of Diversified Product Inspections, Inc., a Florida corporation.

     The Company filed a report on Form 8K on May 22, 2000 with the required financial statements pursuant to its first report on Form 8K filed March 21, 2000 and also changed its fiscal year to that of its subsidiary, December 31.

     The Company filed two (2) reports on Form 8KA on May 26, 2000.

     The Company filed a report on Form 8K changing the Registrant's Certifying Accountant on February 5, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
                                  (Registrant)




Date: February 28, 2001    BY: /s/ John Van Zyll
                           --------------------------------
                           John Van Zyll, Chairman, President
                           and Chief Executive Officer

                           BY: /s/ Marvin Stacy
                           --------------------------------
                           Marvin Stacy, Chief Operating Officer and Director

                           BY: /s/ Ann Furlong
                           --------------------------------
                           Ann Furlong, Secretary and Director

                           BY: /s/ Dean Madden
                           --------------------------------
                           Dean Madden, Chief Financial Officer, Treasurer and Director

                           BY: /s/ David Dowell
                           --------------------------------
                           David Dowell, Director